SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: November 3, 2014

Actua Corporation

(formerly ICG Group, Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 15, 2014, Actua Holdings, Inc. (“Actua Holdings”), a wholly-owned subsidiary of Actua Corporation (“Actua”), announced that it entered into an Agreement and Plan of Merger to acquire Folio Dynamics Inc. (“FolioDynamix”) (such agreement, the “Original Merger Agreement”). On November 3, 2014, the parties to the Original Merger Agreement entered into an amendment and restatement of the Original Merger Agreement (the “Amended Merger Agreement”) to, among other things, modify (1) certain mechanics in connection with the payment of the transaction consideration and (2) the form of equity interests being exchanged and received by the members of FolioDynamix management in the transaction.

The foregoing description contains only a summary of certain terms of the Amended Merger Agreement and is qualified in its entirety by reference to the Amended Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On September 15, 2014, Actua announced its pending acquisition of FolioDynamix under the Original Merger Agreement. On November 3, 2014, Actua executed the Amended Merger Agreement and consummated its acquisition of 100% of the outstanding stock of FolioDynamix for approximately $201 million in cash.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial statements required by Item 9.01(b) of Form 8-K will be furnished by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of November 3, 2014, by and among Folio Dynamics Inc., Folio Dynamics Holdings, Inc., Folio Dynamics Acquisition Corp., ABS Capital Partners VI, L.P. and Edison Partners Escrow Fund, LLC, acting jointly as the Holders’ Representative, and Actua Holdings, Inc., as the Guarantor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: November 3, 2014	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of November 3, 2014, by and among Folio Dynamics Inc., Folio Dynamics Holdings, Inc., Folio Dynamics Acquisition Corp., ABS Capital Partners VI, L.P. and Edison Partners Escrow Fund, LLC, acting jointly as the Holders’ Representative, and Actua Holdings, Inc., as the Guarantor.